Earnings Conference Call Second Quarter 2021 July 20, 2021 9:00am CT Exhibit 99.2

2 Forward-Looking Statements and Non-GAAP Measures We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks, including the impacts of the novel coronavirus (COVID-19) on the global economy and on our customers, suppliers, employees, operations, business, liquidity and cash flow. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Annual Report on Form 10-K for 2020 and Quarterly Reports on Form 10-Q, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, dovercorporation.com, where considerably more information can be found. In addition to financial measures based on U.S. GAAP, Dover provides supplemental non-GAAP financial information. Management uses non-GAAP measures in addition to GAAP measures to understand and compare operating results across periods, make resource allocation decisions, and for forecasting and other purposes. Management believes these non-GAAP measures reflect results in a manner that enables, in many instances, more meaningful analysis of trends and facilitates comparison of results across periods and to those of peer companies. These non-GAAP financial measures have no standardized meaning presented in U.S. GAAP and may not be comparable to other similarly titled measures used by other companies due to potential differences between the companies in calculations. The use of these non-GAAP measures has limitations and they should not be considered as substitutes for measures of financial performance and financial position as prepared in accordance with U.S. release and investor supplement for the second

3 YTD Free Cash Flow(1) +450 bps Adj. Segment EBIT Margin(1) to 19.7% +$96M Y-o-Y +80bps to 9.3% of Revenue Q2 2021 Highlights (1) Non-GAAP measures (definitions and reconciliations in appendix) (2) See performance measures definitions in appendix (3) Refer to definition of total segment earnings (EBIT) margin in appendix 2.6 Jun-21 1.5 Jun-19 Jun-20 1.4 Mar-21 2.2 $ Billions Revenue growth: 15% - 17% (All-in) EPS: $6.45 - $6.55 (GAAP); $7.30 $7.40 (Adjusted(1)) FCF(1): 12%-14% of Revenue Revenue +61% organic(2) Book-to-bill(2): 1.17, >1 across all segments +30% organic(1) Growth in all segments (sequentially and Y-o-Y) Diluted EPS +82% Adjusted Diluted EPS(1) to $2.06 +36% Y-o-Y at $2.0B Bookings(2) +68% Y-o-Y to $2.4B Segment EBIT Margin(3) +510 bps to 19.2% +36% Y-o-Y +112% Y-o-Y to $1.82 Backlog(2) +69% Y-o-Y growth rate Guidance Revised upward

Summary Corporate Q2 Results

		Q2 2021	Highlights and Comments
Revenue change (Y-o-Y)	All-in	+36%	▪ Y-o-Y growth in all segments
	Organic[1]	+30%	▪ Q2 FX impact: +5%; acquisitions +1%
Bookings change (Y-o-Y)	All-in[2]	+68%	▪ Q2 book-to-bill[2]: 1.17; bookings up Y-o-Y in all five segments
	Organic[2]	+61%	▪ Backlog +69% Y-o-Y; up across all five segments
Segment EBIT margin improvement (Y-o-Y)	Reported[3]	+510 bps	▪ Accretion driven by volume and productivity initiatives
	Adjusted[1]	+450 bps	▪ 32% Y-o-Y Adj. EBIT conversion margin[1]
Net Earnings	Reported	$265M	▪ Reported Q2 Y-o-Y change: +112%
	Adjusted[1]	$299M	▪ Adjusted[1] Q2 Y-o-Y change: +82%
Diluted EPS	Reported	$1.82	▪ Reported Q2 Y-o-Y change: +112%
	Adjusted[1]	$2.06	▪ Adjusted[1] Q2 Y-o-Y change: +82%
Free Cash Flow (% of)[1]	Revenue	11%	▪ Q2 FCF[1] down $15M (-6%) Y-o-Y on working capital investment
	Adj. Earnings	73%	
Guidance and other activities			▪ 2021 revised guidance: – Revenue growth: 15% - 17% (All-in) – EPS: $6.45 - $6.55 (GAAP); $7.30 - $7.40 (Adjusted[1]) – FCF[1]: 12%-14% of Revenue

(1) Non-GAAP measures (definitions and/or reconciliations in appendix)
(2) See performance measures definitions in appendix
(3) Refer to definition of total segment earnings (EBIT) margin in appendix

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Segment Results

Segment	Q2 2021[1] Revenue ($M) / *Organic Change %*	Q2 2021[1] Adj. EBIT % / *bps Δ Y-o-Y*	Organic Revenue Change Q2'21 vs. '19	Performance Commentary
DEP	$442 *+25%*	15.2% *+0 bps*	+0%	▪ Top line strength in vehicle aftermarket, industrial automation, and aerospace & defense; recovery in industrial winches; waste handling flat on shipment timing ▪ Backlog[2] up $235M Y-o-Y (+62%); book-to-bill[2] 1.12; organic bookings[2] up 74% driven by strong orders in waste handling and vehicle aftermarket
DFS	$437 *+25%*	18.4% *+370 bps*	+6%	▪ Strength in NA retail fueling (above and below ground, EMV) and vehicle wash; continued softness in Asia (China) and fuel transport ▪ Backlog[2] up $57M Y-o-Y (+29%); book-to-bill[2] 1.04; organic bookings[2] up 34% on activity in NA retail fueling, vehicle wash
DII	$294 *+20%*	20.7% *+420 bps*	+3%	▪ Robust demand in marking & coding, serialization software. Textiles improving ▪ Backlog[2] up $37M Y-o-Y (+22%); book-to-bill[2] 1.02; organic bookings[2] up 27% driven by textiles and marking & coding
DPPS	$429 *+34%*	32.5% *+910 bps*	+22%	▪ Growth in biopharma connectors and pumps, industrial pumps (+24%) and polymer processing. Activity in compression improving ▪ Backlog[2] up $255M Y-o-Y (+67%); book-to-bill[2] 1.22; organic bookings[2] up 82% on double-digit growth across all operating units
DRFE	$431 *+44%*	12.0% *+580 bps*	+15%	▪ Strong demand in food retail, heat exchangers, and can making. Growth in foodservice equipment chains, improving outlook in institutional foodservice ▪ Backlog[2] up $464M Y-o-Y (+119%) to $854M, driven by can making and food retail ($290M and $457M as of 6/30/21, respectively); book-to-bill[2] 1.41; organic bookings[2] up 83% on 50+% growth across all operating units

(1) Non-GAAP (definitions and reconciliations in appendix)
(2) See performance measures definitions in appendix

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6 Q2 2020 Revenue & Bookings Q2 2021 Revenue Change in Organic Revenue(1): +$445M, or +29.7% DIIDFS DPPS DRFE FX ACQ./ DISP. (2) Q2 2021 DEP ACQ./ DISP. (3) DRFEQ2 2020 DFS DII DPPS FX Q2 2021 Note: $ in millions. Numbers may not add due to rounding Q2 2021 Bookings(4) Change in Organic Bookings(4): +$865M, or +61.2% (1) Non-GAAP measure (definition and reconciliation in appendix) (2) Acquisitions: $19M, dispositions: $0M DEP ($M) 1,499 81 68 2,03212887 10446 ($M) 19 104 71 2,377271205 22559 281,413 Q2 2021 % of Revenue 8% 23% 3% 54% 12%ASIA OTHER EUROPE OTHER AMER. US 43% 38% 30% 50% 25% Rev Growth(1) Organic Organic (3) Acquisitions: $28M, dispositions: $0M (4) See performance measure definitions in appendix Q2 YTD 18% 29% 21% 25% 15%

7 Q2 2021 Adjusted Segment EBIT and Adjusted Net Earnings CORP. EXPENSE GAAP EARNINGS ACQ. AMORT. ADJ. ON SALE OF CHINO RIGHT SIZING ADJ. EARNINGS SEGMENT EBIT INT./TAX EXPENSE ADJ. EARNINGS ACQ. AMORT. RIGHT SIZING GAAP EARNINGS Change in Adjusted Net Earnings (3) +$135M 125 13 1 26 164 173 -14 -24 299 -27 Q2 2020 Q2 2021 ($M) Note: $ in millions. Numbers may not add due to rounding 265-8 DRFEDIIDFSADJ. EBIT D&A (1) ADJ. EBITDA DEP DPPS ADJ. EBITDA D&A (2) ADJ. EBIT 19.5% 19.7% Change in Adjusted Segment EBIT (3) +$173M Q2 2021 228 293 2315 400 ($M)67 15.2% Q2 2020 -6734 34 23.0% 46765 (1) Depreciation: $31M, Amortization: $34M (2) Depreciation: $32M, Amortization: $35M (3) Non-GAAP measures (definitions and reconciliations in appendix) 11.0% 14.7% +370 bps +350 bps

8 YTD 2021 Free Cash Flow 12.3% (1) Includes stock-based compensation and changes in other current and non-current assets and liabilities (2) Non-GAAP measures (reconciliations and definitions in appendix) Note: Numbers may not add due to rounding $M Net earnings 497 301 +196 D&A 145 136 +9 Adjustment for gain on disposition - (6) +6 Change in working capital (188) (101) -87 Change in other(1) (17) 17 -35 Cash flow from operations 437 348 +89 Capex (73) (79) +6 Free cash flow(2) 364 269 +96 FCF % of revenue(2) 9.3% 8.5% +80 bps FCF % of adj. earnings(2) 64.8% 73.0% -820 bps

9 Segment Market / Demand Operations1 Price Cost Mix H2 2021 Comments DEP Robust backlogs in vehicle aftermarket and waste handling Largest materials cost headwind in the portfolio Supply chain and hiring constraints DFS US EMV headwind; growth in software/systems, underground; vehicle wash - mix from EMV and Asia, M&A / + mix from underground and vehicle wash DII Robust activity in core marking & coding and serialization software; recovery in textile printing ongoing DPPS Durable strength in biopharma and pumps; industrial pumps ramping Recovery in compression impacts mix (-) DRFE Double-digit growth expected in all four operating businesses Components, labor and logistics costs Volume leverage and productivity offset input cost inflation H2 Outlook for Key Performance Drivers - Directional impact on top-line and earnings margin (positive, neutral, negative) (1) Inputs and labor availability, logistics

Capital Deployment Update

Select Capex Projects				Acquisitions		
DEP	ESG VSG	Productivity Safety	▪ Paint line upgrade ▪ Floor plan optimization			
DFS	DFS	Efficiency	▪ Global product platform harmonization	AvaLAN Networks	Digital	▪ Secure wireless communications
DII	M-I	Capacity Efficiency	▪ India facility consolidation and expansion	Blue Bite	Digital	▪ Brand protection and customer engagement software
DPPS	CPC PSG	Capacity	▪ Process automation ▪ Clean room expansion	DOSITEC SISTEMAS	Digital	▪ Connected dispensing systems
				quantex	Single-use pumps	▪ New disposable micro-dosing pump technology
DRFE	Belvac SWEP	Capacity	▪ Lynchburg facility expansion ▪ European facility expansion			
Total Spend: ~$75M[1]				**Total Spend: $88M[2]**		

(1) Total spend over 2020, 2021 ,2022
(2) Net of cash acquired and including contingent consideration

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11 FY2021 Guidance Update (1) Non-GAAP measure (definition and/or reconciliation in appendix) (2) Mid-point Euro/Dollar assumption: 1.19 Post-Q1 Guide Revised Guide All-in Revenue Growth 10-12% 15-17% EPS GAAP Adj.(1) $5.92 - $6.02 $6.75 - $6.85 $6.45 - $6.55 $7.30 - $7.40 Tax rate 21% - 22% No change FCF(1) % of Revenue 11% - 13% 12% - 14% Capex ~$175 200 million No change +5 ppt +$0.55 $7.0B $7.1B $6.7B 20202018 18.6% 14.8% 16.6% 2019 16.7% 2021E $7.7 7.8B Adj. Segment EBIT Margin (%) Revenue ($B) $4.97 $5.93 $5.67 0 2 4 6 8 10 2021E20202018 2019 $7.30-$7.40 +14% CAGR Revenue and Adj. Segment EBIT Margin(1) Adj. Earnings Per Share(1) Prior guidance(2) Prior guidance(2) 25-35 conversion(1) +1 ppt

12 Appendix

13 Organic Revenue and Bookings Bridges Revenue Bookings 25.4% 73.5% 24.9% 33.5% 20.2% 26.6% 33.6% 81.7% 43.5% 83.1% 29.7% 61.2% 1.3% 2.0% 0.0% 0.0% 4.5% 5.0% Total 35.5% 68.2% Q2 2021 Q2 2021 YTD 25.0% 15.4% 49.6% 24.7% 29.8% 20.6% 37.6% 29.0% 43.0% 17.8% 29.7% 18.7% 1.3% 1.3% 0.0% -0.2% 4.5% 3.8% Total 35.5% 23.6% Acquisitions Dispositions Currency translation Organic US Other Americas Europe Asia Other Total Organic Acquisitions Dispositions Currency translation Organic Refrigeration & Food Equipment Total Organic Engineered Products Pumps & Process Solutions Fueling Solutions Imaging & Identification Q2 2021 Organic Growth Geographic Revenue Growth Factors Note: Numbers may not add due to rounding

14 Q2 2020 to Q2 2021 Revenue and Bookings Bridges by Segment Note: Numbers may not add due to rounding DEP DFS DII DPPS DRFE Total 342 326 228 309 294 1,499 87 81 46 104 128 445 13 15 17 14 9 68 - 14 3 2 - 19 442 437 294 429 431 2,032 DEP DFS DII DPPS DRFE Total 278 311 221 276 326 1,413 205 104 59 225 271 865 14 17 17 15 9 71 - 20 2 5 - 28 497 453 300 521 607 2,377 ($ in millions) Q2 2020 Revenue Bookings Bridge by Segment ($ in millions) Acquisitions / Dispositions Q2 2021 Revenue Organic Growth FX Revenue Bridge by Segment FX Q2 2021 Bookings Q2 2020 Bookings Organic Growth Acquisitions / Dispositions

15 Organic Revenue Growth and Q2 2021 vs. Q2 2019 Comparison Note: Numbers may not add due to rounding Segment Growth Factors Q2 Organic Growth Q2 '21 vs. Q2 '19 2020 2021 Organic Growth -20.1% 25.4% 0.3% -14.8% 24.9% 6.4% -14.0% 20.2% 3.3% -8.8% 33.6% 21.8% -20.2% 43.5% 14.5% -16.0% 29.7% 9.0% 0.7% 1.3% 2.0% -0.7% 0.0% -0.7% -1.2% 4.5% 3.2% Total -17.2% 35.5% 12.2% Acquisitions Dispositions Currency translation Organic Refrigeration & Food Equipment Total Organic Engineered Products Pumps & Process Solutions Fueling Solutions Imaging & Identification

16 Reconciliation of Q2 2021 Net Earnings to Adj. EBIT and Adj. EBITDA and Calculation of Adj. EBIT Margin and Adj. EBITDA Margin by Segment (1) Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs DEP DFS DII DPPS DRFE Total 442 437 294 429 431 2,032 - - - - - 265 - - - - - 41 - - - - - 26 - - - - - 59 63 79 61 139 49 390 14.2% 18.0% 20.7% 32.3% 11.4% 19.2% 5 2 0 1 3 10 67 80 61 140 52 400 15.2% 18.4% 20.7% 32.5% 12.0% 19.7% 10 19 9 17 12 67 77 100 70 156 64 467 17.4% 22.9% 23.8% 36.5% 14.8% 23.0% Q2 2021 ($ in millions) Revenue Net earnings Add back: Adjusted EBITDA - Segment Adjusted EBITDA % Income tax expense Segment earnings (EBIT) EBIT % Adjustments: Rightsizing and other costs Corporate expense Adjusted EBIT % Adjusted depreciation and amortization expense(1) Interest expense, net Adjusted EBIT - Segment Note: Numbers may not add due to rounding

17 Reconciliation of Q2 2020 Net Earnings to Adj. EBIT and Adj. EBITDA and Calculation of Adj. EBIT Margin and Adj. EBITDA Margin by Segment DEP DFS DII DPPS DRFE Total 342 326 228 309 294 1,499 - - - - - 125 - - - - - 27 - - - - - 28 - - - - - 32 48 47 38 68 11 212 13.9% 14.5% 16.7% 21.9% 3.9% 14.1% 4 1 (1) 5 6 15 - - - - 1 1 52 48 38 72 18 228 15.2% 14.7% 16.5% 23.4% 6.2% 15.2% 10 18 9 17 11 65 62 66 47 89 30 293 18.0% 20.2% 20.5% 28.9% 10.1% 19.5% Interest expense, net Loss on Disposition Adjusted EBIT - Segment Adjusted EBIT % Adjusted depreciation and amortization expense (1) Q2 2020 ($ in millions) Revenue Net earnings Add back: Adjusted EBITDA - Segment Adjusted EBITDA % Income tax expense Segment earnings (EBIT) EBIT % Adjustments: Rightsizing and other costs Corporate expense (1) Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs Note: Numbers may not add due to rounding

Reconciliation of Adjusted Net Earnings to Net Earnings and Calculation of Adjusted Diluted EPS under U.S. GAAP

($ in millions, except per share data)	Q2 2021	Q2 2020	FY 2020	FY 2019	FY 2018
Net earnings from continuing operations ($)	**265**	**125**	**683**	**678**	**591**
Acquisition-related amortization, pre tax	35	34	139	138	146
Acquisition-related amortization, tax impact	(9)	(8)	(34)	(35)	(37)
Rightsizing and other costs, pre tax	11	17	51	32	73
Rightsizing and other costs, tax impact	(3)	(3)	(11)	(7)	(15)
(Loss) / Gain on disposition, pre tax	-	1	(5)	-	-
(Loss) / Gain on disposition, tax impact	-	-	1	-	-
Loss on extinguishment of debt, pre-tax	-	-	-	24	-
Loss on extinguishment of debt, tax impact	-	-	-	(5)	-
Loss on assets held for sale	-	-	-	47	-
Tax Cuts and Jobs Act	-	-	-	-	(3)
Adjusted net earnings from continuing operations ($)	**299**	**164**	**824**	**872**	**756**
Adjusted net earnings margin	14.7%	11.0%	12.3%	12.2%	10.8%
Weighted average shares outstanding – diluted	145	145	145	147	152
Diluted EPS from continuing operations ($)	**1.82**	**0.86**	**4.70**	**4.61**	**3.89**
Acquisition-related amortization, pre tax	0.24	0.24	0.95	0.94	0.96
Acquisition-related amortization, tax impact	(0.06)	(0.06)	(0.24)	(0.24)	(0.24)
Rightsizing and other costs, pre tax	0.07	0.12	0.35	0.22	0.48
Rightsizing and other costs, tax impact	(0.02)	(0.02)	(0.07)	(0.06)	(0.10)
(Loss) / Gain on disposition, pre tax	-	-	(0.03)	-	-
(Loss) / Gain on disposition, tax impact	-	-	0.01	-	-
Loss on extinguishment of debt, pre-tax	-	-	-	0.16	-
Loss on extinguishment of debt, tax impact	-	-	-	(0.04)	-
Loss on assets held for sale	-	-	-	0.32	-
Tax Cuts and Jobs Act	-	-	-	-	(0.02)
Adjusted diluted EPS from continuing operations ($)	**2.06**	**1.13**	**5.67**	**5.93**	**4.97**

Note: Numbers may not add due to rounding

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19 Reconciliation of FY 2020, FY 2019, and FY 2018 Earnings from Continuing Operations to Adj. Segment EBIT and Calculation of Adj. EBIT Margin FY 2020 FY 2019 FY 2018 6,684 7,136 6,992 683 678 591 127 124 130 108 121 122 158 165 134 Loss on extinguishment of debt - 24 - 1,077 1,112 977 16.1% 15.6% 14.0% 44 27 59 (5.0) - - - 47 - 1,116 1,186 1,036 16.7% 16.6% 14.8% Loss on sale of Finder Adjusted EBIT - Segment Adjusted EBIT % Income tax expense Segment earnings (EBIT) EBIT % Adjustments: Rightsizing and other costs Gain on AMS Chino ($ in millions) Revenue Earnings from continuing operations Add back: Corporate expense Interest expense, net

20 Reconciliation of Free Cash Flow, EPS to Adjusted EPS, and Adjusted EBIT Conversion Margin Range 2021 Guidance for Earnings per Share (GAAP) $6.45 $6.55 Acquisition-related amortization, net $0.74 Rightsizing and other costs, net $0.11 2021 Guidance for Adjusted Earnings per Share (Non-GAAP) $7.30 $7.40 Note: Numbers may not add due to rounding ($ millions) YTD 2021 YTD 2020 Net Cash Provided by Operating Activities 437 348 Capital Expenditures (73) (79) Free Cash Flow 364 269 Free Cash Flow as a % of Net Earnings 73.2% 89.2% Free Cash Flow as a % of Adjusted Net Earnings 64.8% 73.0% Free Cash Flow as a % of Revenue 9.3% 8.5% Free Cash Flow ($ in millions) Q2 2021 Q2 2020 Revenue 2,032 1,499 533 Adjusted EBIT - Segment 400 228 172 Adjusted EBIT Conversion Margin 32% Adj. EBIT Conversion Margin

21 Non-GAAP Definitions Definitions of Non-GAAP Measures: Adjusted Net Earnings: is defined as net earnings adjusted for the effect of acquisition-related amortization, rightsizing and other costs, and gain on dispositions. Adjusted Net Earnings Margin: is defined as adjusted net earnings divided by revenue. Adjusted Diluted Net Earnings Per Share: is defined as adjusted net earnings divided by average diluted shares. Total Segment Earnings (EBIT): is defined as net earnings before income taxes, net interest expense and corporate expenses. Total Segment Earnings (EBIT) Margin: is defined as total segment earnings (EBIT) divided by revenue. Adjusted EBIT by Segment: is defined as net earnings before income taxes, net interest expense, corporate expenses, rightsizing and other costs, and gain on dispositions Adjusted EBIT Margin by Segment: is defined as adjusted EBIT by segment divided by segment revenue. The bps change Y-o-Y is calculated as the difference between adjusted EBIT margin for the current period and the prior period. Adjusted EBITDA by Segment: is defined as adjusted EBIT by segment plus depreciation and amortization, excluding depreciation and amortization included within rightsizing and other costs. Adjusted EBITDA Margin by Segment: is defined as adjusted EBITDA by segment divided by segment revenue. Adjusted EBIT Conversion Margin: is defined as the change in total adjusted segment earnings (EBIT) divided by the change in revenue. Free Cash Flow: is defined as net cash provided by operating activities minus capital expenditures. Free cash flow as a percentage of revenue equals free cash flow divided by revenue. Free cash flow as a percentage of net earnings equals free cash flow divided by net earnings. Free cash flow as a percentage of adjusted net earnings equals free cash flow divided by adjusted net earnings. Organic Revenue Growth: is defined as revenue growth excluding the impact of foreign currency exchange rates and the impact of acquisitions and dispositions. The tables included in this presentation provide reconciliations of the non-GAAP measures used in this presentation to the most directly comparable U.S. GAAP measures. - upplement for the second quarter.

22 Performance Measure Definitions Definitions of Performance Measures: Bookings represent total orders received from customers in the current reporting period. This metric is an important measure of performance and an indicator of revenue order trends. Organic Bookings represent total orders received from customers in the current reporting period excluding the impact of foreign currency exchange rates and the impact of acquisitions and dispositions. This metric is an important measure of performance and an indicator of revenue order trends. Backlog represents an estimate of the total remaining bookings at a point in time for which performance obligations have not yet been satisfied. This metric is useful as it represents the aggregate amount we expect to recognize as revenue in the future. Book-to-Bill is a ratio of the amount of bookings received from customers during a period divided by the amount of revenue recorded during that same period. This metric is a useful indicator of demand. We use the above operational metrics in monitoring the performance of the business. We believe the operational metrics are useful to investors and other users of our financial information in assessing the performance of our segments.